UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 11, 2017

Reading International, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	1-8625	95-3885184
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5995 Sepulveda Boulevard, Suite 300 Culver City, California		90230
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:  (213) 235-2240

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Form 8-K/A”) is an amendment to the Current Report on Form 8-K of Reading International, Inc., dated May 9, 2017 (the “Original Form 8-K”). This Form 8-K/A is being filed to correct two minor discrepancies that appeared in the sub-headline in our earnings release: (i) first quarter EBITDA of $10.5 million represented our second highest first quarter EBITDA on record (as opposed to being our highest first quarter EBITDA) and (ii) first quarter Basic EPS of $0.13 tied with our company’s first quarter record (as opposed to being our highest first quarter on record).  This Form 8-K/A amends and restates in its entirety the press release attached as an exhibit in Item 9.01 of the Original Form 8-K.

Item 2.02  Results of Operations and Financial Condition.

On May 9, 2017, Reading International, Inc. (“Reading”) issued a press release announcing information regarding its results of operations and financial condition for the quarter ended March 31, 2017.  Subsequently, on May 11, 2017, we reissued our press release to correct minor discrepancies in our earnings release as described in the “Explanatory Note” above.   A copy of the revised press release is attached as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

99.1Press release (revised) issued by Reading International, Inc. on May 11, 2017 pertaining to its results of operations and financial condition for the quarter ended March 31, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.3
READING INTERNATIONAL, INC.

Date: May 12, 2017	By:	/s/ Devasis Ghose
	Name:	Devasis Ghose
	Title:	Chief Financial Officer